UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2017

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-3551 (Commission File Number)	25-0464690 (IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania (Address of principal executive offices)	15222 (Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02                                 Termination of a Material Definitive Agreement.

On October 4, 2017, EQT Corporation (the Company or EQT) issued notices of redemption for all of its outstanding (i) $200 million aggregate principal amount 5.15% Notes due 2018 (the 5.15% Notes) that were issued under that certain Indenture, dated as of July 1, 1996, between the Company, as successor to Equitable Resources, Inc., and The Bank of New York Mellon, as Trustee (the Trustee), as supplemented by that certain Officer’s Declaration, dated as of February 20, 2003, and that certain First Supplemental Indenture, dated as of June 30, 2008, and (ii) $500 million aggregate principal amount 6.50% Senior Notes due 2018 (the 6.50% Notes and together with the 5.15% Notes, the Notes) that were issued under that certain Indenture, dated as of March 18, 2008, between the Company, as successor to Equitable Resources, Inc., and the Trustee, as supplemented by that certain First Supplemental Indenture, dated as of March 18, 2008, and that certain Second Supplemental Indenture, dated as of June 30, 2008.  All outstanding Notes were redeemed on November 3, 2017.

Cautionary Statement Regarding Forward-Looking Information

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, EQT’s and Rice Energy Inc.’s (Rice) plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to EQT’s acquisition and integration of acquired businesses and assets; the cost of defending EQT’s intellectual property; technological changes and other trends affecting the oil and gas industry; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; EQT’s ability to complete the acquisition and integration of Rice successfully; the possibility of litigation relating to the transaction; and other factors that may affect future results of EQT and Rice. Additional factors that could cause results to differ materially from those described above can be found in EQT’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, each of which is on file with the SEC and available in the “Investors” section of EQT’s website, https://www.eqt.com/, under the heading “SEC Filings” and in other documents EQT files with the SEC, and in Rice’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, each of which is on file with the SEC and available in the “Investor Relations” section of Rice’s website, https://www.riceenergy.com/, under the subsection “Financial Information” and then under the heading “SEC Filings” and in other documents Rice files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither EQT nor Rice assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, EQT has filed with the SEC a registration statement on Form S-4 that contains a joint proxy statement of EQT and Rice and also constitutes a prospectus of EQT. The registration statement was declared effective by the SEC on October 12, 2017 and EQT and Rice commenced mailing the definitive joint proxy statement/prospectus to their respective shareholders on or about October 12, 2017. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF EQT AND STOCKHOLDERS OF RICE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Investors may obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about EQT and Rice, without charge, at the SEC’s website (http://www.sec.gov).  Copies of the documents filed with the SEC by EQT can be obtained, without charge, by directing a request to Investor Relations, EQT Corporation, EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3111, Tel. No. (412) 553-5700.  Copies of the documents filed with the SEC by Rice can be obtained, without charge, by directing a request to Investor Relations, Rice Energy Inc., 2200 Rice Drive, Canonsburg, Pennsylvania 15317, Tel. No. (724) 271-7200.

Participants in the Solicitation

EQT, Rice, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding EQT’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on February 17, 2017, and certain of its Current Reports on Form 8-K.  Information regarding Rice’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 17, 2017, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus of EQT and Rice and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: November 3, 2017	By:	/s/Robert J. McNally
Robert J. McNally
Senior Vice President and Chief Financial Officer